Exhibit 32



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the filing by Tix Corporation (the "Company") of its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005 (the "Quarterly Report") with the Securities and Exchange Commission, I, Mitchell J. Francis, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                  /s/ MITCHELL J. FRANCIS
Date:  May 24, 2005                          By:  ___________________________
                                                  Mitchell J. Francis
                                                  Chief Executive Officer and
                                                  Chief Financial Officer